SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 16, 2002
                                                 (April 12, 2002)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



           0-19671                                              65-0273162
           -------                                              ----------
   Commission File Number                                    I.R.S. Employer
                                                            Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices


   Registrant's telephone number, including area code:      (407) 678-9900
                                                            --------------


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Item 5.   Other Events

The press release issued by LaserSight Incorporated dated April 16, 2002 related to the Company's AstraMax licensing transaction and non-binding letter of intent with respect to the sale of such technology are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          Exhibit 99        Press Release dated April 16, 2002


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LaserSight Incorporated



Date:   April 16, 2002             By: /s/ Michael R. Farris
                                          -----------------------
                                          Michael R. Farris
                                          Chief Executive Officer